EXHIBIT 33


                           Management's Assertion on
                 Compliance with Applicable Servicing Criteria

      1. Northern Rock plc ("Northern Rock") is responsible for assessing compliance, as of December 31, 2006 and for the period from May 24, 2006 (the day on which Granite Master Issuer plc first issued securities subject to Regulation AB) through December 31, 2006 (the "Reporting Period"), with the servicing criteria applicable to it under paragraph (d) of Item 1122 of Regulation AB, as set forth in Appendix A hereto. The transactions covered by this report include all asset-backed securities transactions conducted by Granite Master Issuer plc that were registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933 where the related asset-backed securities were outstanding during the Reporting Period and where the related residential mortgage loans backing the asset-backed transactions are identified by the Northern Rock unique identifier QR004 (namely, Granite Master Issuer plc Series 2006-2, Granite Master Issuer plc Series 2006-3 and Granite Master Issuer plc Series 2006-4) (the "Platform");

      2. Except as set forth in paragraph 3 below, Northern Rock used the criteria set forth in paragraph (d) of Item 1122 of Regulation AB to assess the compliance with the applicable servicing criteria;

      3. The criteria listed in the column titled "Inapplicable Servicing Criteria" on Appendix A hereto are inapplicable to Northern Rock based on the activities it performs with respect to the Platform;

      4. Northern Rock has complied, in all material respects, with the applicable servicing criteria as of December 31, 2006 and for the Reporting Period with respect to the Platform taken as a whole; and

      5. PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report on Northern Rock's assessment of compliance with the applicable servicing criteria for the Reporting Period.


March 28, 2007

                                         NORTHERN ROCK PLC


                                         By:   /s/ D Jones
                                            -----------------------------------
                                               Name:  D Jones
                                               Title:   Group Finance Director

                                  APPENDIX A

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

----------------------------------------------------------------------------------- ----------------------- -----------------------
                                                                                                                 INAPPLICABLE
                                                                                          APPLICABLE              SERVICING
                               SERVICING CRITERIA                                     SERVICING CRITERIA           CRITERIA
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                                                                                                               NOT performed by
                                                                                                             Northern Rock or by
                                                                                          Performed           subservicer(s) or
                                                                                              by            vendor(s) retained by
   Reference                                 Criteria                                    Northern Rock          Northern Rock
----------------- ----------------------------------------------------------------- ----------------------- ----------- -----------
                                  General Servicing Considerations
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Policies and procedures are instituted to monitor any                        X
                  performance or other triggers and events of default in
1122(d)(1)(i)     accordance with the transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  If any material servicing activities are outsourced to third                                        X
                  parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing
1122(d)(1)(ii)    activities.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Any requirements in the transaction agreements to maintain a                                        X
1122(d)(1)(iii)   back-up servicer for the pool assets are maintained.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  A fidelity bond and errors and omissions policy is in effect on                                     X
                  the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
1122(d)(1)(iv)    agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                                 Cash Collection and Administration
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Payments on pool assets are deposited into the appropriate                   X
                  custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other
1122(d)(2)(i)     number of days specified in the transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Disbursements made via wire transfer on behalf of an obligor or              X
1122(d)(2)(ii)    to an investor are made only by authorized personnel.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Advances of funds or guarantees regarding collections, cash                                         X
                  flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified
1122(d)(2)(iii)   in the transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  The related accounts for the transaction, such as cash reserve               X
                  accounts or accounts established as a form of
                  overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)    agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Each custodial account is maintained at a federally insured                  X
                  depository institution as set forth in the transaction
                  agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange
1122(d)(2)(v)     Act.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Unissued checks are safeguarded so as to prevent unauthorized                X
1122(d)(2)(vi)    access.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Reconciliations are prepared on a monthly basis for all                      X
                  asset-backed securities related bank accounts, including
                  custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                  agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                  explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                  identification, or such other number of days specified in the
1122(d)(2)(vii)   transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------

----------------------------------------------------------------------------------- ----------------------- -----------------------
                                                                                                                 INAPPLICABLE
                                                                                          APPLICABLE              SERVICING
                               SERVICING CRITERIA                                     SERVICING CRITERIA           CRITERIA
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                                                                                                               NOT performed by
                                                                                                             Northern Rock or by
                                                                                          Performed           subservicer(s) or
                                                                                              by            vendor(s) retained by
   Reference                                 Criteria                                    Northern Rock          Northern Rock
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                                 Investor Remittances and Reporting
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Reports to investors, including those to be filed with the                   X
                  Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.
                  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction
                  agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and
                  regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of
1122(d)(3)(i)     pool assets serviced by the Servicer.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Amounts due to investors are allocated and remitted in                       X
                  accordance with timeframes, distribution priority and other
1122(d)(3)(ii)    terms set forth in the transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Disbursements made to an investor are posted within two                      X
                  business days to the Servicer's investor records, or such other
1122(d)(3)(iii)   number of days specified in the transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Amounts remitted to investors per the investor reports agree                 X
                  with cancelled checks, or other form of payment, or custodial
1122(d)(3)(iv)    bank statements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                                     Pool Asset Administration
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Collateral or security on pool assets is maintained as required              X
                  by the transaction agreements or related mortgage loan
1122(d)(4)(i)     documents.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Pool assets and related documents are safeguarded as required                X
1122(d)(4)(ii)    by the transaction agreements
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Any additions, removals or substitutions to the asset pool are               X
                  made, reviewed and approved in accordance with any conditions
1122(d)(4)(iii)   or requirements in the transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Payments on pool assets, including any payoffs, made in                      X
                  accordance with the related pool asset documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days
                  specified in the transaction agreements, and allocated to
                  principal, interest or other items (e.g., escrow) in accordance
1122(d)(4)(iv)    with the related pool asset documents.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  The Servicer's records regarding the pool assets agree with the              X
                  Servicer's records with respect to an obligor's unpaid
1122(d)(4)(v)     principal balance.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Changes with respect to the terms or status of an obligor's                  X
                  pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset
1122(d)(4)(vi)    documents.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Loss mitigation or recovery actions (e.g., forbearance plans,                X
                  modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
1122(d)(4)(vii)   requirements established by the transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Records documenting collection efforts are maintained during                 X
                  the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the
                  transaction agreements, and describe the entity's activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where
1122(d)(4)(viii)  delinquency is deemed temporary (e.g., illness or unemployment).
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Adjustments to interest rates or rates of return for pool                    X
                  assets with variable rates are computed based on the related
1122(d)(4)(ix)    pool asset documents.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------

----------------------------------------------------------------------------------- ----------------------- -----------------------
                                                                                                                 INAPPLICABLE
                                                                                          APPLICABLE              SERVICING
                               SERVICING CRITERIA                                     SERVICING CRITERIA           CRITERIA
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                                                                                                               NOT performed by
                                                                                                             Northern Rock or by
                                                                                          Performed           subservicer(s) or
                                                                                              by            vendor(s) retained by
   Reference                                 Criteria                                    Northern Rock          Northern Rock
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Regarding any funds held in trust for an obligor (such as                                           X
                  escrow accounts): (A) such funds are analyzed, in accordance with the obligor's pool asset documents, on at least an annual basis, or such other period specified in the transaction
                  agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the
1122(d)(4)(x)     transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Payments made on behalf of an obligor (such as tax or insurance                                     X
                  payments) are made on or before the related penalty or
                  expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the
1122(d)(4)(xi)    transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Any late payment penalties in connection with any payment to be                                     X
                  made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due
1122(d)(4)(xii)   to the obligor's error or omission.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Disbursements made on behalf of an obligor are posted within                                        X
                  two business days to the obligor's records maintained by the
                  Servicer, or such other number of days specified in the
1122(d)(4)(xiii)  transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Delinquencies, charge-offs and uncollectible accounts are                    X
                  recognized and recorded in accordance with the transaction
1122(d)(4)(xiv)   agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------
                  Any external enhancement or other support, identified in Item                X
                  1114(a)(1) through (3) or Item 1115 of Regulation AB, is
1122(d)(4)(xv)    maintained as set forth in the transaction agreements.
----------------- ----------------------------------------------------------------- ----------------------- -----------------------

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